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                                                                    EXHIBIT 99.2


                                 AMENDMENT NO. 2
                                     to the
                          REGISTRATION RIGHTS AGREEMENT
                        dated as of June 25, 2002 between
                         NEXT LEVEL COMMUNICATIONS, INC
                                       and
                                  MOTOROLA, INC

         This AMENDMENT NO. 2, dated as of December 18, 2002, is entered into in respect of the Registration Rights Agreement dated as of June 25, 2002, as amended by Amendment No. 1 dated as of September 26, 2002 (as so amended and as may be amended from time to time, the "Registration Rights Agreement") between NEXT LEVEL COMMUNICATIONS, INC., a Delaware corporation ("Next Level") and MOTOROLA, INC., a Delaware corporation ("Motorola").

         Next Level and Motorola hereby agree to amend the Registration Rights Agreement as follows:

                                    Section 1
                                   Definitions

         Except as otherwise provided herein, terms defined in the Registration Rights Agreement are used herein as defined there.

                                    Section 2
                                   Amendments

         2.1 The "WHEREAS" paragraphs of the recitals to the Registration Rights Agreement are hereby deleted in their entirety and replaced with the following:

                  WHEREAS, in connection with the Securities Purchase Agreement dated as of June 25, 2002, by and between Next Level and Motorola, (i) Next Level has granted to Motorola warrants to purchase Six Million Three Hundred Thirty Eight Thousand Four Hundred Three (6,338,403) shares (consisting of Warrant A-1 001 for 330,000 shares and Warrant A-1 002 for 6,008,403 shares) of Common Stock, par value $0.01 per share, of Next Level, subject to the terms and conditions set forth therein and (ii) Next Level has issued to Motorola 277,311 shares of Next Level's Series A-1 Preferred Stock, each of which shares is convertible into 100 shares of Common Stock, par value $0.01 per share, of Next Level, for a total of 27,731,100 such common shares, subject to the terms and conditions set forth therein;

                  WHEREAS, in connection with the Securities Purchase Agreement dated as of September 26, 2002, by and between Next Level and Motorola, (i) Next Level has granted to Motorola warrants to purchase Six Million One Hundred Thirty Three Thousand Nine Hundred Seventy Eight (6,133,978) shares (consisting of Warrant A-1 003 for 220,000 shares and Warrant A-1 004 for 5,913,978 shares) of Common Stock, par value $0.01 per share, of Next Level, subject to the terms and conditions set forth therein and (ii) Next Level has issued to Motorola 236,559 shares of Next Level's Series A-1 Preferred Stock, each of which shares



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                  is convertible into 100 shares of Common Stock, par value
                  $0.01 per share, of Next Level, for a total of 23,655,900 such common shares, subject to the terms and conditions set forth therein;

                  WHEREAS, in connection with the Securities Purchase Agreement dated as of December 18, 2002, by and between Next Level and Motorola, (i) Next Level has granted to Motorola warrants to purchase Eight Million One Hundred Seventy One Thousand Eight Hundred Seven (8,171,807) shares (consisting of Warrant A-2 001 for 220,000 shares and Warrant A-2 002 for 7,951,807 shares) of Common Stock, par value $0.01 per share, of Next Level, subject to the terms and conditions set forth therein and (ii) Next Level has issued to Motorola 26,506 shares of Next Level's Series A-2 Preferred Stock, each of which shares is convertible into 1000 shares of Common Stock, par value $0.01 per share, of Next Level, for a total of 26,506,000 such common shares, subject to the terms and conditions set forth therein; and

                  WHEREAS, the Securities Purchase Agreements described in the preceding paragraphs are referred to collectively herein as the "Purchase Agreement" and the warrants described in the preceding paragraphs are referred to herein as the "Warrants".



         2.2 The words "or Series A-2 Preferred Shares" are hereby added to the definition of "Registrable Securities" following the words "Series A-1 Preferred Shares".

         2.3 The following definition is hereby added to Section 1.1 in its correct alphabetical order:

                           "Series A-2 Preferred Shares" mean the Series A-2
                  Preferred shares issued by Next Level to Motorola pursuant to the Purchase Agreement dated as of December 18, 2002 and any shares issued in substitution for, or replacement of, such shares.

                                    Section 3
                                  Miscellaneous

         Except as expressly herein provided, the Registration Rights Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 1 may be executed and delivered by facsimile. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.


                                        NEXT LEVEL COMMUNICATIONS, INC.

                                        By: /s/ Keith A. Zar
                                            ------------------------------------
                                             Name: Keith A. Zar
                                                  ------------------------------
                                             Title: Senior Vice President
                                                   -----------------------------


                                        MOTOROLA, INC.

                                        By:/s/ Donald F. McClellan
                                            ------------------------------------
                                             Name: Donald F. McClellan
                                                  ------------------------------
                                             Title: Corporate Vice President
                                                   -----------------------------





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